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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                                 THIRD AMENDMENT
                              TO, AND WAIVER UNDER,
                      AMENDED AND RESTATED CREDIT AGREEMENT

      THIS THIRD AMENDMENT TO, AND WAIVER UNDER, AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment") is made and entered into as of July 8, 2005, by and among the financial institutions identified on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent and collateral agent for the Lenders (in such capacities, together with any successor administrative agent and collateral agent, the "Agent"), SILVER POINT FINANCE, LLC, as the co-agent, syndication agent, documentation agent (in such capacities, together with any successor co-agent, syndication agent, and documentation agent, the "Co-Agent"), arranger and book runner, SALTON, INC., a Delaware corporation (the "Parent"), each of the Parent's Subsidiaries identified on the signature pages hereof as Borrowers (collectively with the Parent, the "Borrowers") and each of the Parent's Subsidiaries identified on the signature pages hereof as Guarantors (collectively, the "Guarantors" and, together with the Borrowers, the "Borrower Parties").

                                   WITNESSETH:

      WHEREAS, the Lenders, the Agent, the Co-Agent, and the Borrower Parties are parties to that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004 (as amended as of August 30, 2004 and as of May 11, 2005, and as it may be further amended, modified, supplemented or amended and restated from time to time, the "Credit Agreement");

      WHEREAS, subsequent to the issuance of Parent's consolidated financial statements for the fiscal quarter ended April 2, 2005, Parent determined that its Series A Convertible Preferred Stock should be classified outside of permanent equity in accordance with the guidance of Emerging Issues Task Force Topic No. D-98 "Classification and Measurement of Redeemable Securities", because the redemption of the Series A Convertible Preferred Stock in shares of common stock is outside of Parent's control (the "Non-GAAP Preferred Stock Classification"); and, based upon such determination, on June 28, 2005, Parent's management and the Audit Committee of the Board of Directors, in consultation with Parent's independent registered public accounting firm, Deloitte & Touche LLP, concluded that Parent's financial statements for the fiscal quarters ended October 2, 2004, January 1, 2005 and April 2, 2005 and for the fiscal years ended July 3, 2004, June 28, 2003 and June 29, 2002 (collectively, the "Applicable Financial Statements") needed to be restated to reclassify the Series A Convertible Preferred Stock as temporary equity (the "Financial Statement Restatements");

      WHEREAS, as a result of the Non-GAAP Preferred Stock Classification, the Borrower Parties have failed to comply with the requirements set forth in
Section 5.1 of the Credit Agreement to prepare its books, records and accounts in accordance with GAAP with respect to the Applicable Financial Statements (the "Section 5.1 Default"); and

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      WHEREAS, the Borrower Parties, the Lenders, the Agent and the Co-Agent
wish to amend the Credit Agreement as herein provided;

      NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

SECTION 1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, effective as of the date this Third Amendment becomes effective in accordance with Section 7 hereof, as follows:

      2.01 AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by deleting "$275,000,000" therein and inserting "$287,000,000 minus the original principal amount of the Second Lien Term Loan as of the Second Lien Closing Date" in lieu thereof.

      2.02 AMENDMENT TO SECTION 3.1(b) OF THE CREDIT AGREEMENT. Section 3.1(b) of the Credit Agreement is hereby amended by adding the words "other than pursuant to Section 3.1(c)" after the words "The Term Loan may not be prepaid".

      2.03 AMENDMENT TO SECTION 3.1 (c) OF THE CREDIT AGREEMENT. Section 3.1(c) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

            "(c) Mandatory Prepayments. Notwithstanding anything to the contrary contained herein, upon (i) any issuance of Debt or shares of Stock by any Subsidiary (other than Debt permitted to be issued pursuant to Section 7.13), (ii) any issuance of Debt in the form of additional Second Lien Term Loans after the Second Lien Closing Date or (iii) any sale or other disposition of assets by any Subsidiary (other than any sale or disposition permitted pursuant to Section 7.9) (the occurrence of any such event in clause (i), (ii) or (iii) above, a "Prepayment Triggering Event"), Borrowers shall prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds received in connection therewith up to an aggregate amount with respect to all of the Prepayment Triggering Events equal to $11,000,000 and, to the extent that the aggregate amount of any such Net Cash Proceeds exceeds $11,000,000, Borrowers shall prepay the outstanding principal amount of the Loans in an amount equal to 50% of such Net Cash Proceeds received in connection therewith in excess of $11,000,000 and, subject to the immediately succeeding sentence of this Section 3.1(c), Borrowers may use all or a portion of the 50% of such Net Cash Proceeds not required to prepay the Loans to purchase, prepay or redeem all or a portion of the outstanding principal amount of the 2005 Senior Notes and, after the payment in full and retirement of all outstanding 2005 Senior Notes, the 2008 Senior Notes (and the Second Lien Term Loan to the extent required by the Second Lien Credit Agreement to purchase 2008 Senior Notes); provided, that (x) concurrently with each such application to the outstanding Loans, Agent and

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      Co-Agent shall establish and maintain a corresponding reserve against the
      Maximum Amount and the Borrowing Base in an amount equal to the amount of such prepayment (but in no event to exceed an aggregate amount of $45,410,000 (minus the amount, if any, of the Make-Whole Payment (as defined in Section 4 of the Third Amendment) that the Co-Agent and the Lenders with Revolver Commitments are required to refund in accordance with Section 4 of the Third Amendment)), and (y) such reserve against the Maximum Amount and the Borrowing Base shall be released only at the sole discretion of the Agent and the Co-Agent; provided, however, that, notwithstanding the foregoing, if at the time of any such Prepayment Triggering Event the aggregate outstanding principal amount of the Loans does not exceed the result of the sum of clauses (a)(A), (a)(B) and (a)(C) of the definition of Borrowing Base, then Borrowers may, subject to the immediately succeeding sentence of this Section 3.1(c), in lieu of prepaying the principal amount of the Loans, use all or a portion of such Net Cash Proceeds to purchase, prepay or redeem all or a portion of the outstanding principal amount of the 2005 Senior Notes and, after the payment in full and retirement of all outstanding 2005 Senior Notes, the 2008 Senior Notes (and the Second Lien Term Loan to the extent required by the Second Lien Credit Agreement to purchase 2008 Senior Notes); and provided, further, however, that the Maximum Amount and the applicable Commitments shall be permanently reduced, on a dollar for dollar basis, to the extent that the Loans are prepaid in accordance with this Section 3.1(c) solely as a result of the issuance of Debt in the form of additional Second Lien Term Loans after the Second Lien Closing Date in accordance with the terms of the Second Lien Credit Agreement (as in effect on the date hereof without any modification or amendment thereof). Borrowers' right to use Net Cash Proceeds to purchase, prepay or redeem all or a portion of the outstanding principal amount of the 2005 Senior Notes and, after the payment in full and retirement of all outstanding 2005 Senior Notes, 2008 Senior Notes (and the Second Lien Term Loan to the extent required by the Second Lien Credit Agreement to purchase 2008 Senior Notes) pursuant to this Section 3.1(c) is subject to (a) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) in the case of the purchase, prepayment or redemption of the 2005 Senior Notes, Availability is greater than $5,000,000 both immediately before and immediately after giving effect to any such purchase, prepayment or redemption made prior to September 15, 2005 and
      (c) in the case of the purchase, prepayment or redemption of the 2008 Senior Notes (and the Second Lien Term Loan to the extent required by the Second Lien Credit Agreement to purchase 2008 Senior Notes), Availability is greater than $4,000,000 both immediately before and immediately after giving effect to any such purchase, prepayment or redemption. Each prepayment of the Loans made pursuant to this Section 3.1(c) shall be applied: first, to the extent that the Required Lenders have not waived all or any portion of such prepayment, to the outstanding principal amount of the Term Loan, and second, ratably to the outstanding principal amount of the Revolving Loans. The provisions of this Section 3.1(c) shall not be deemed to be implied consent to any issuance, incurrence, sale or other disposition otherwise prohibited by the terms and conditions of this Agreement."

      2.04 AMENDMENT TO SECTION 3.6 OF THE CREDIT AGREEMENT. Section 3.6 of the Credit Agreement is hereby amended by adding the words "subject to the Intercreditor Agreement," immediately after "tenth," in the second sentence thereof.

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      2.05 AMENDMENT TO SECTION 5.2 OF THE CREDIT AGREEMENT. Section 5.2 of the
Credit Agreement is hereby amended by inserting the following subsections at the end thereof:

            "(v) Monthly, in any event no later than the tenth (10th) day of each month, a 13-week rolling cash flow report, which report shall show, among other things, the actual versus the budgeted cash flow for the prior month.

            (w) Promptly, true and complete copies of any and all documents, notices, reports and other information delivered by or to any Loan Party pursuant to the terms of the Second Lien Loan Documents except any such documents, notices, reports or information otherwise required to be delivered hereunder."

      2.06 AMENDMENT TO SECTION 6.25 OF THE CREDIT AGREEMENT. Section 6.25 of the Credit Agreement is hereby amended by adding the words ", the Second Lien Loan Documents" after the words "the Loan Documents" in each of the second line and the fifth line thereof.

      2.07 AMENDMENT TO SECTION 7.9 OF THE CREDIT AGREEMENT. Section 7.9 of the Credit Agreement is hereby amended by deleting clause (a) in its entirety and inserting the following in lieu thereof: "(a)(i) sales of Inventory in the ordinary course of business and (ii) sales of excess Inventory not in the ordinary course of business in an aggregate amount not to exceed $15,000,000 (such amount to be based on the lower of book value and fair market value of the subject Inventory) so long as (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (y) Borrowers deliver to Agent and Co-Agent a written notice at the time of each such sale that describes the Inventory sold and the book value and fair market value of the subject Inventory, and (z) such sale is not part of, does not result from and does not arise in connection with a sale, disposition or transfer by a Loan Party of one or more business divisions, lines of business or Subsidiaries of any Loan Party except to the extent that such sale is comprised of excess Inventory that was in existence immediately prior to the date of such sale, disposition or transfer by such Loan Party of such business division, line of business or Subsidiary;".

      2.08 AMENDMENT TO SECTION 7.10 OF THE CREDIT AGREEMENT. Section 7.10 of the Credit Agreement is hereby amended by deleting the words "one hundred eighty
(180) days" in the third and fourth lines thereof and inserting "ninety one (91) days" in lieu thereof.

      2.09 AMENDMENT TO SECTION 7.12 OF THE CREDIT AGREEMENT. Section 7.12 of the Credit Agreement is hereby amended by adding the words "or Section 7.13(k)" at the end thereof.

      2.10 AMENDMENT TO SECTION 7.13 OF THE CREDIT AGREEMENT. Section 7.13 of the Credit Agreement is hereby amended by deleting the words "and (j) Seller Subordinated Debt. The Parent shall not enter into any amendment or modification of the documents evidencing the Debt permitted under clauses (e), (f) or (g) above that is in any manner adverse to the Parent, any Subsidiary, the Agent or any Lender" therein and inserting the following in lieu thereof: "(j) Seller Subordinated Debt; and (k) the Second Lien Obligations incurred pursuant to the Second Lien Credit Agreement. Notwithstanding anything to the contrary contained herein, the Parent shall not, directly or indirectly, enter into any amendment or modification of the documents

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evidencing the Debt permitted under clauses (e), (f) or (g) above that is in any manner adverse to the Parent, any Subsidiary, the Agent, the Co-Agent or any Lender. Notwithstanding anything to the contrary contained herein, no Borrower Party shall, directly or indirectly, enter into any amendment or modification of the Second Lien Credit Agreement, any other documents evidencing the Debt permitted under clause (k) above or any other Second Lien Loan Document."

      2.11 AMENDMENT TO SECTION 7.14 OF THE CREDIT AGREEMENT. Section 7.14 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

      "7.14 Prepayment. Notwithstanding anything to the contrary contained herein, no Borrower Party shall prepay any Debt, except (a) the Obligations in accordance with the terms of this Agreement, (b) in connection with a refinancing permitted under Section 7.13(e) above including the application of any proceeds received as a result of an equity infusion to prepay the Debt described in Section 7.13(e), (c) the principal amount of the 2005 Senior Notes, 2008 Senior Notes (and the Second Lien Term Loan to the extent required to repurchase 2008 Senior Notes) solely to the extent permitted pursuant to Section 3.1(c) or (d) the principal amount of the 2005 Senior Notes solely to the extent permitted pursuant to Section 5 of the Third Amendment."

      2.12 AMENDMENTS TO SECTION 7.31 OF THE CREDIT AGREEMENT. Section 7.31 of the Credit Agreement is hereby amended by replacing each reference to "Foreign Subsidiary" with "Subsidiary".

      2.13 AMENDMENTS TO SECTION 9.1 OF THE CREDIT AGREEMENT. Section 9.1 of the Credit Agreement is hereby amended as follows: (a) the word "or" is hereby deleted at the end of clause (q) thereof; (b) the following clause (r) is hereby added: "(r) there occurs any Default or Event of Default under, and as such terms are defined in, the Second Lien Loan Documents; and"; and (c) the current "clause (r)" is hereby renumbered "clause (s)".

      2.14 AMENDMENT TO SECTION 9.2 OF THE CREDIT AGREEMENT. Section 9.2(a) of the Credit Agreement is hereby amended by adding the words "and/or the applicable Commitments" immediately after the words "reduce the Maximum Amount" in clause (i) thereof.

      2.15 AMENDMENTS TO SECTION 10.1 OF THE CREDIT AGREEMENT. Section 10.1 of the Credit Agreement is hereby amended as follows: (a) the words "any early termination or prepayment fees or penalties" in the third sentence thereof is hereby deleted and the words "the Make-Whole Amount" is inserted in lieu thereof; and (b) the following sentence is hereby added immediately after the end of the third sentence thereof: "Without limiting the foregoing, in the event of the termination of this Agreement and repayment of the Obligations at any time prior to the Stated Termination Date, for any other reason, including (a) termination upon the election of the Required Lenders to terminate after the occurrence and during the continuation of an Event of Default, (b) foreclosure and sale of Collateral, (c) sale of the Collateral in any Insolvency Proceeding, or (d) restructure, reorganization, or compromise of the Obligations by the confirmation of a plan of reorganization or any other plan of compromise, restructure, or arrangement in any Insolvency Proceeding, then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Agent, the Co-Agent and the

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Lenders or profits lost by the Agent, the Co-Agent and the Lenders as a result of such early termination, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of Agent, the Co-Agent and the Lenders, Borrowers shall pay to Agent (for the benefit of the Lenders in accordance with their Pro Rata Shares), in cash, the Make-Whole Amount, measured as of the date of such termination.".

      2.16 AMENDMENTS TO SECTION 11.2 OF THE CREDIT AGREEMENT. Section 11.2 of the Credit Agreement is hereby amended as follows:

                  (a) Clause (b) thereof is hereby amended by (i) adding the words "and the Intercreditor Agreement" immediately after the words "the Loan Documents" in the seventh line thereof; and (ii) adding the words "and the Intercreditor Agreement" immediately after the words "the other Loan Documents" in the eighth line thereof.

                  (b) Clause (c) thereof is hereby amended by (i) deleting the words "or any other Loan Document" in clause (i) thereof and inserting ", any other Loan Document or the Intercreditor Agreement" in lieu thereof; and (ii) deleting the words "or any other Loan Document" in clause (ii) thereof and inserting ", any other Loan Document or the Intercreditor Agreement" in lieu thereof.

                  (c) Clause (e) thereof is hereby amended by (i) deleting the words "and the other Loan Documents" in clause (iii) thereof and inserting ", the other Loan Documents and the Intercreditor Agreement" in lieu thereof; and
(ii) deleting the words "or any other Loan Document" in clause (iv) thereof and inserting ", any other Loan Document or the Intercreditor Agreement" in lieu thereof.

      2.17 AMENDMENT TO SECTION 12.5 OF THE CREDIT AGREEMENT. Section 12.5 of the Credit Agreement is hereby amended by deleting the words "Section 9" and inserting "Section 9.2" in lieu thereof.

      2.18 AMENDMENTS TO SECTION 12.17 OF THE CREDIT AGREEMENT. Section 12.17 of the Credit Agreement is hereby amended by (a) adding the words "and the Intercreditor Agreement" immediately after the words "the other Loan Documents" in the second and third lines thereof and (b) deleting the words "or the other Loan Documents" in the sixth line thereof and inserting ", the other Loan Documents or the Intercreditor Agreement" in lieu thereof.

      2.19 AMENDMENTS TO SECTION 13.7 OF THE CREDIT AGREEMENT. Section 13.7 of the Credit Agreement is hereby amended by (a) adding the words ", the Intercreditor Agreement" immediately after the words "this Agreement" in the fifth line thereof, (b) adding the words ", the Intercreditor Agreement" immediately after the words "the Loan Documents" in the eighth line thereof and
(c) adding the words ", the Intercreditor Agreement" immediately after the words "the Loan Documents" in the second and third sentence thereof.

      2.20 AMENDMENT TO SECTION 13.17(c) OF THE CREDIT AGREEMENT. Section 13.17(c) of the Credit Agreement is hereby amended by deleting the words "Confidential Information" and inserting "confidential information" in lieu thereof.

      2.21 AMENDMENTS TO ANNEX A: CREDIT AGREEMENT DEFINITIONS.

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            (a) The definition of "Availability" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

            "Availability" means, at any time, the lesser of (a) the Maximum Amount, minus the Aggregate Outstandings, minus Reserves other than Reserves deducted in the calculation of the Borrowing Base, plus sixty-five percent (65%) of the aggregate undrawn face amount of all outstanding commercial Letters of Credit issued for the purpose of purchasing Eligible In-Transit Inventory not included in the calculation of the Borrowing Base and (b) the Borrowing Base, minus the Aggregate Outstandings, minus Reserves other than Reserves deducted in the calculation of the Borrowing Base, plus sixty-five percent (65%) of the aggregate undrawn face amount of all outstanding commercial Letters of Credit issued for the purpose of purchasing Eligible In-Transit Inventory not included in the calculation of the Borrowing Base.

            (b) Clause (a)(D)(II) of the definition of "Borrowing Base" is hereby amended by deleting "$11,000,000" and inserting "an amount equal to $15,410,000 minus the amount, if any, of the Make-Whole Payment (as defined in Section 4 of the Third Amendment) that the Co-Agent and the Lenders with Revolver Commitments are required to refund in accordance with Section 4 of the Third Amendment" in lieu thereof.

            (c) The definition of "Collateral" is hereby amended by adding the following words, ", except as otherwise agreed to by any Loan Party (including pursuant to the Second Amendment to the Credit Agreement dated as of May 11,
2005)" immediately after the word "but" and immediately prior to the words ", excluding up to 35% of the equity interests of any Borrower Party in any Foreign Subsidiary".

            (d) The following definition of "Exchange Offer" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Exchange Offer" has the meaning specified in Section 4 of the Third Amendment."

            (e) The following definition of "Excluded Taxes" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Excluded Taxes" has the meaning specified in Section 4.1(a)."

            (f) The following definition of "Indemnified Liabilities" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Indemnified Liabilities" has the meaning specified in Section 13.11."

            (g) The following definition of "Indemnified Person" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Indemnified Person" has the meaning specified in Section 13.11."

            (h) The following definition of "Intercreditor Agreement" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

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            ""Intercreditor Agreement" means that certain Intercreditor
Agreement, dated as of the date that the Exchange Offer is consummated, among the Co-Agent and the Agent, on the one hand, and the Second Lien Agent, on the other hand, as amended, modified, supplemented or restated from time to time."

            (i) The definition of "Make-Whole Amount" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

            "Make-Whole Amount" means, as of any date of determination, an amount equal to (a) during the period of time from and after the date of the execution and delivery of this Agreement up to June 15, 2006, 4.50% times the Maximum Amount; and (b) during the period of time from and including June 15, 2006 up to the Stated Termination Date, 3.50% times the Maximum Amount; provided that, in the event of a prepayment of less than the entire outstanding amount of the Term Loans and the Revolving Loans after the commencement of the Exercise of Secured Creditor Remedies (as defined in the Intercreditor Agreement) that results in a permanent reduction of the Maximum Amount and the Commitments pursuant to Section 9(b) of the Intercreditor Agreement, the Make-Whole Amount shall be equal to (x) the Make-Whole Amount, determined as set forth above, times the result of (y) the amount of such prepayment divided by the Maximum Amount (less any prior permanent reductions thereof)."

            (j) The definition of "Maximum Amount" is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

            ""Maximum Amount" means $287,000,000 minus the original principal amount of the Second Lien Term Loan as of the Second Lien Closing Date, as such Maximum Amount may be reduced from time to time in accordance with the terms hereof and upon a permanent reduction of the Commitments pursuant to Section 9(b) of the Intercreditor Agreement.".

            (k) The following definition of "Non-Consenting Lender" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Non-Consenting Lender" has the meaning specified in Section 11.1(c)."

            (l) The following definition of "originating Lender" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""originating Lender" has the meaning set forth in Section 11.2(e)."

            (m) The definition of "Permitted Liens" is hereby amended by (i) deleting "and" at the end of clause (h) thereof; (ii) deleting the period and inserting "; and" at the end of clause (i) thereof; and (iii) inserting the following at the end thereof: "(j) Liens held by the Second Lien Agent, as agent for the lenders party to the Second Lien Credit Agreement, to secure the Second Lien Obligations, subject to the terms of the Intercreditor Agreement."

            (n) The definition of "Permitted Transactions" is hereby amended by adding the words "(1) the redemption or other acquisition by Parent of all or a portion of the Senior Notes solely in connection with the exchange offer pursuant to which holders of the Senior Notes tender all or a portion of their Senior Notes in exchange for a ratable portion of the Second Lien

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Term Loan, Common Stock and Series C Preferred Stock on terms acceptable to the
Co-Agent and Agent, (2) acquisition by Parent of 2005 Senior Notes solely to the extent permitted by Section 5 of the Third Amendment, (3) the purchase, prepayment or redemption of the 2005 Senior Notes and/or 2008 Senior Notes (and the Second Lien Term Loan to the extent required by the Second Lien Credit Agreement to purchase 2008 Senior Notes) solely to the extent permitted pursuant to Section 3.1(c) and (4)" immediately after the word "means" in the first line thereof.

            (o) The following definition of "Prepayment Triggering Event" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Prepayment Triggering Event" has the meaning set forth in Section 3.1(c)."

            (p) The following definition of "Proposed Change" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Proposed Change" has the meaning specified in Section 11.1(c)."

            (q) The following definition of "Report" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Report" has the meaning set forth in Section 12.18(a)."

            (r) The following definition of "Required Amount" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Required Amount" has the meaning set forth in Section 7.31."

            (s) The definition of "Revolver Commitment" is hereby amended by adding the words ", as such Revolver Commitment may be reduced from time to time in accordance with the terms hereof and Section 9(b) of the Intercreditor Agreement" at the end thereof.

            (t) The following definition of "Second Lien Agent" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Second Lien Agent" means the "Second Lien Agent" as defined under the Intercreditor Agreement."

            (u) The following definition of "Second Lien Closing Date" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Second Lien Closing Date" means the "Closing Date" as defined under the Second Lien Credit Agreement."

            (v) The following definition of "Second Lien Credit Agreement" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

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            ""Second Lien Credit Agreement" means that certain Credit Agreement, dated as of the date that the Exchange Offer is consummated, by and among Parent, Borrowers, Guarantors, the Second Lien Agent, as agent, and the lenders from time to time party thereto, as such is amended, modified, supplemented or restated from time to time in accordance with the terms thereof and hereof."

            (w) The following definition of "Second Lien Loan Documents" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Second Lien Loan Documents" means the Loan Documents as such term is defined in the Second Lien Credit Agreement, as such is amended, modified, supplemented or restated from time to time in accordance with the terms thereof and hereof."

            (x) The following definition of "Second Lien Obligations" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Second Lien Obligations" means the Obligations as such term is defined in the Second Lien Credit Agreement, as such is amended, modified, supplemented or restated from time to time in accordance with the terms thereof and hereof."

            (y) The following definition of "Second Lien Term Loan" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Second Lien Term Loan" means the Term Loan as such term is defined in the Second Lien Credit Agreement, as such is amended, modified, supplemented or restated from time to time in accordance with the terms thereof and hereof."

            (z) The definition of "Senior Notes" is hereby amended by adding the words "(the "2005 Senior Notes")" after the words "10 3/4% Senior Subordinated Notes Due 2005" therein and by adding the words "(the "2008 Senior Notes")" after the words "12-1/4% Senior Subordinated Notes Due 2008" therein.

            (aa) The definition of "Stated Termination Date" is hereby amended by deleting "June 15, 2007" therein and inserting "December 31, 2007" in lieu thereof.

            (bb) The definition of "Term Loan Commitment" is hereby amended by adding the words ", as such Term Loan Commitment may be reduced from time to time in accordance with the terms hereof and Section 9(b) of the Intercreditor Agreement" at the end thereof.

            (cc) The following definition of "Third Amendment" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""Third Amendment" means that certain Third Amendment to the Credit Agreement, dated as of July 8, 2005."

            (dd) The definition of "Total Commitment" is hereby amended by adding the words ", as such Total Commitment may be reduced from time to time in accordance with the terms hereof and Section 9(b) of the Intercreditor Agreement" at the end thereof.

            (ee) The following definition of "2005 Senior Notes" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""2005 Senior Notes" has the meaning set forth in the definition of Senior Notes."

            (ff) The following definition of "2008 Senior Notes" is hereby inserted in Annex A of the Credit Agreement in proper alphabetical order:

            ""2008 Senior Notes" has the meaning set forth in the definition of Senior Notes."

SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Co-Agent and the Lenders to enter into this Third Amendment, the Borrower Parties hereby represent and warrant that:

      3.01 NO DEFAULT. At and as of the date of this Third Amendment and after giving effect to this Third Amendment, no Default or Event of Default exists.

      3.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. At and as of the date of this Third Amendment and both prior to and after giving effect to this Third Amendment, each of the representations and warranties contained in the Credit Agreement and other Loan Documents is true and correct in all material respects.

      3.03 CORPORATE POWER, ETC. The Borrower Parties (a) have all requisite corporate power and authority to execute and deliver this Third Amendment and to consummate the transactions contemplated hereby and (b) have taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Third Amendment and the consummation of the transactions contemplated hereby.

      3.04 NO CONFLICT. Neither the execution and delivery of this Third Amendment nor consummation of the transactions contemplated hereby will (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation, certificate of formation or by-laws of the Borrower Parties, (b) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower Parties under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower Parties are parties or to which any of their properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (d) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

      3.05 BINDING EFFECT. This Third Amendment has been duly executed and delivered by the Borrower Parties and constitutes the legal, valid and binding obligation of the Borrower Parties, enforceable against the Borrower Parties in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      3.06 FINANCIAL STATEMENT RESTATEMENTS. The Financial Statement Restatements will have no effect on the previously reported net income, earnings per share or cash flows of Parent and its Subsidiaries.

SECTION 4. PAYMENT OF MAKE-WHOLE AMOUNT; REDUCTION OF REVOLVER COMMITMENTS. As a condition precedent to the Agent, the Co-Agent and the Lenders entering into this Third Amendment, on the date hereof, Borrower Parties shall have paid to the Co-Agent, for the ratable benefit of the Lenders with Revolver Commitments, a make-whole payment (the "Make-Whole Payment"), in immediately available funds, in an amount equal to $4,410,000, which represents a make-whole percentage of 4.50% multiplied by $98,000,000 (the amount by which the Revolver Commitments would be reduced if a $110,000,000 second lien facility were created in connection with the Exchange Offer contemplated by this Third Amendment (the "Exchange Offer")); provided that, if upon consummation of the Exchange Offer the amount of reductions in the Revolver Commitments is less than $98,000,000, Co-Agent and the Lenders with Revolver Commitments shall, on a ratable basis, refund to the Borrower Parties a portion of such payment equal to the lesser of
(a) an amount equal to (i) 4.50% multiplied by (ii) (A) $98,000,000 minus (B) the actual amount of reductions in the Revolver Commitments as a result of the consummation of the Exchange Offer and (b) $2,400,000; provided, further, that, in the event that the Exchange Offer is not consummated on or prior to September 15, 2005, Co-Agent and the Lenders with Revolver Commitments shall, on a ratable basis, refund to the Borrower Parties the full amount of the Make-Whole Payment. Upon consummation of the Exchange Offer and satisfaction of the conditions precedent set forth in Section 7 of this Third Amendment, the Revolver Commitments shall be reduced by an amount equal to (a) $175,000,000 minus (b) $287,000,000 minus the original principal amount of the Second Lien Term Loan as of the Second Lien Closing Date minus $100,000,000.

SECTION 5. AGREEMENT REGARDING SHORT-TERM OBLIGATIONS RESERVE. Notwithstanding anything in the Credit Agreement to the contrary, in the event that Parent shall have duly accepted tendered Senior Notes in accordance with the terms of the Exchange Offer and all of the conditions to effectiveness of the Third Amendment shall have been satisfied, then Parent shall be entitled to make Borrowings that would otherwise be available if not for the Short-Term Obligation Reserve resulting from the 2005 Senior Notes that remain outstanding after such Exchange Offer; provided that the funds from such Borrowings must be used solely to purchase such 2005 Senior Notes.

SECTION 6. WAIVER. Subject to the satisfaction of the terms and conditions set forth herein, the Agent, the Co-Agent and the Required Lenders hereby agree to waive the Section 5.1 Default solely with respect to the Non-GAAP Preferred Stock Classification with respect to the Applicable Financial Statements.

SECTION 7. CONDITIONS. This Third Amendment shall be effective upon the fulfillment by the Borrower Parties, in a manner satisfactory to the Co-Agent, the Agent and the Lenders, of all of the following conditions precedent set forth in this Section 7 (such date, the "Effective Date"); provided, that, notwithstanding the foregoing, Section 4 of this Third Amendment shall be effective as of the date hereof:

      7.01 EXECUTION OF THE THIRD AMENDMENT. Each of the parties hereto shall have executed an original counterpart of this Third Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to the Co-Agent.

      7.02 REPRESENTATIONS AND WARRANTIES. As of the Effective Date, the representations and warranties set forth in Section 3 hereof shall be true and correct.

      7.03 MAKE-WHOLE PAYMENT. Borrower Parties shall have made the Make-Whole Payment to the Co-Agent, for the ratable benefit of the Lenders with Revolver Commitments, required to be paid pursuant to Section 4 hereof.

      7.04 REQUISITE AMOUNT OF 2005 SENIOR NOTES TENDERED. Borrower Parties shall have delivered to the Co-Agent and the Agent an officer's certificate, certifying that at least $75,000,000 of the outstanding principal amount of the 2005 Senior Notes shall have been validly tendered and not withdrawn by the holders of the 2005 Senior Notes on or prior to the expiration time of the Exchange Offer, and the Parent shall have duly accepted such tendered 2005 Senior Notes in accordance with the terms of the Exchange Offer.

      7.05 AMENDMENT TO DECEMBER 16, 1998 INDENTURE. An amendment to the December 16, 1998 Indenture relating to the 2005 Senior Notes, in form and substance satisfactory to the Co-Agent and the Agent, shall have been duly authorized and approved by the requisite holders of the 2005 Senior Notes and shall have been duly executed by Parent and the Trustee under the December 16, 1998 Indenture, and Borrower Parties shall have delivered a certified copy of the same to the Co-Agent and the Agent.

      7.06 PROJECTIONS. Borrower Parties shall have delivered to the Co-Agent and the Agent the final updated projections (giving pro forma effect to the exchange and contemplated asset sales), in form and substance acceptable to the Co-Agent and the Agent.

      7.07 13-WEEK CASH FLOW REPORT. Borrower Parties shall have delivered to the Co-Agent and the Agent a revised 13-week cash flow report, in form and substance acceptable to the Co-Agent and the Agent.

      7.08 SECOND LIEN LOAN DOCUMENTS. Borrower Parties shall have delivered to the Co-Agent and the Agent certified copies of the Second Lien Loan Documents, which shall each be in form and substance satisfactory to the Co-Agent and the Agent and which shall each be effective in accordance with their terms.

      7.09 INTERCREDITOR AGREEMENT. The Intercreditor Agreement among the Co-Agent and the Agent, on the one hand, and the Second Lien Agent, on the other hand, shall have been executed and delivered, in form and substance satisfactory to the Co-Agent and the Agent, and shall be effective in accordance with its terms.

      7.10 OPINION OF COUNSEL. Agent shall have received an opinion of counsel for the Borrower Parties, in form and substance satisfactory to the Co-Agent and the Agent.

      7.11 DELIVERY OF OTHER DOCUMENTS. The Co-Agent shall have received all such other instruments, documents and agreements as the Co-Agent may reasonably request, in form and substance reasonably satisfactory to the Co-Agent and the Agent.

SECTION 8. MISCELLANEOUS.

      8.01 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

      8.02 NO WAIVER; RESERVATION OF RIGHTS. This Third Amendment is limited as specified and the execution, delivery and effectiveness of this Third Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement, or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Third Amendment to the contrary, the Agent, the Co-Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default.

      8.03 REFERENCES.

            (a) From and after the Effective Date, (i)the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Third Amendment and (ii) all of the terms and provisions of this Third Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable.

            (b) From and after the Effective Date, (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof, "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to "Credit Agreement", "thereto", "thereof, "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

      8.04 GOVERNING LAW. THIS THIRD AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE SUBJECT MATTER HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      8.05 SEVERABILITY. The provisions of this Third Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Third Amendment in any jurisdiction.

      8.06 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by facsimile, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Third Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Borrower Parties, the Agent, the Co-Agent and each Lender.

      8.07 HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

      8.08 BINDING EFFECT; ASSIGNMENT. This Third Amendment shall be binding upon and inure to the benefit of the Borrower Parties, the Agent, the Co-Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Borrower Parties under this Third Amendment shall not be assigned or delegated without the prior written consent of the Agent, the Co-Agent and the Lenders.

      8.09 EXPENSES. The Borrowers agree to pay the Agent and Co-Agent upon demand, for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent, the Co-Agent and the Lenders (who may be employees of the Agent, Co-Agent or the Lenders), incurred by the Agent, the Co-Agent and the Lenders in connection with the preparation, negotiation and execution of this Third Amendment and any document required to be furnished herewith.

      8.10 INTEGRATION. This Third Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

                            [Signature pages follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     BORROWERS:

                                     SALTON, INC., a Delaware corporation

                                     By:
                                         ----------------
                                     Title: President/COO

                                     TOASTMASTER INC., a Missouri
                                     corporation

                                     By:
                                         ----------------
                                     Title: President

                                     SALTON TOASTMASTER LOGISTICS
                                     LLC, a Delaware limited liability company

                                     By:
                                         ----------------
                                     Title: President

                                     GUARANTORS:

                                     HOME CREATIONS DIRECT, LTD.,
                                     a Delaware corporation

                                     By:
                                         ----------------
                                     Title: President

                                     SONEX INTERNATIONAL
                                     CORPORATION, a Delaware corporation

                                     By:
                                         ----------------
                                     Title: President

                       [SIGNATURE PAGE OF THIRD AMENDMENT]

                                    ICEBOX, LLC, an Illinois limited liability company

                                    By:
                                        ------------------
                                    Title: President

                                    FAMILY PRODUCTS INC., a Delaware corporation

                                    By:
                                        ------------------
                                    Title: President

                                    SALTON HOLDINGS, INC., a Delaware
                                    corporation

                                    By:
                                        ------------------
                                    Title: President

                                    AGENT, CO-AGENT AND LENDERS:

                                    WELLS FARGO FOOTHILL, INC.
                                    as the Administrative Agent, the Collateral
                                    Agent and as a Lender

                                    By: _____________________________________
                                    Its: ____________________________________

                                    SILVER POINT FINANCE, LLC, as the
                                    Co-Agent, the Documentation Agent, and the Syndication Agent

                                    By: _____________________________________
                                    Its: ____________________________________

                      [SIGNATURE PAGE OF THIRD AMENDMENT]

                                    TRS THEBE LLC, as a Lender

                                    By:
                                        ----------------------
                                    Its: _____________________________________

                                    SEA PINES FUNDING LLC, as a Lender

                                    By: ______________________________________
                                    Its: _____________________________________

                                    SPIRET IV LOAN TRUST 2003-A, as a Lender

                                    By: WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as
                                    trustee

                                    By: _______________________________________
                                    Its: _____________________________________

                                    SPCP GROUP LLC, as a Lender

                                    By: ______________________________________
                                    Its: ______________________________________

                                    FIELD POINT I, LTD., as a Lender

                                    By: ______________________________________
                                    Its: _____________________________________

                                    FIELD POINT II, LTD., as a Lender

                                    By: ______________________________________
                                    Its: _____________________________________

                       [SIGNATURE PAGE OF THIRD AMENDMENT]